Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of October 28, 2005 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the “Seller”), SEQUA CORPORATION, a Delaware corporation (the “Servicer”), LIBERTY STREET FUNDING CORP., a Delaware corporation (“Liberty Street”), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Funding Agent for Liberty Street, as Committed Purchaser for Liberty Street and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

R E C I T A L S

A.            The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004, as amended, supplemented or otherwise modified through the date hereof (the “Agreement”).

B.            The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

Amendments to the Agreement.  The Agreement is hereby amended as follows:

The definition of “Default Ratio” set forth in Exhibit I to the Agreement is hereby amended by adding the following parenthetical immediately after the phrase “calendar month” in clause (a) therein:

(other than any Receivable the Obligor of which is an Excluded Obligor)

Schedule IV to the Agreement is hereby amended and restated in its entirety as attached hereto.

Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Conduit Purchaser, the Committed Purchaser, the Funding Agent and the Collateral Agent as follows:

Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Collateral Agent), in form and substance satisfactory to the Collateral Agent (unless otherwise specified below):

counterparts of (i) this Amendment and (ii) that certain Amendment Fee Letter dated as of the date hereof between the Seller and The Bank of Nova Scotia (whether by facsimile or otherwise) executed by each of the parties hereto and thereto; and

such other documents and instruments as the Collateral Agent may request.

Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Amended and Restated Receivables Purchase Agreement”, “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SEQUA RECEIVABLES CORP.

By: /s/ James P. Langelotti

James P. Langelotti

Vice President and Treasurer

SEQUA CORPORATION

By: /s/ Kenneth A. Drucker

Kenneth A. Drucker

Vice President and Treasurer

LIBERTY STREET FUNDING CORP.,
as a CP Conduit Purchaser

By: /s/ Bernard J. Angelo

Bernard J. Angelo

Vice President

THE BANK OF NOVA SCOTIA,

as Funding Agent for Liberty Street and as Committed Purchaser for Liberty Street

By: /s/ J. Alan Edwards

J. Alan Edwards

Managing Director

THE BANK OF NOVA SCOTIA,

as Collateral Agent

By: /s/ J. Alan Edwards

J. Alan Edwards

Managing Director

SCHEDULE IV
EXCLUDED OBLIGORS

1.         Delphi Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof.

2.         Delta Air Lines, Inc., a Delaware corporation, or any Affiliate or Subsidiary thereof.

3.            Northwest Airlines Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof.

4.         Spirit Airlines, Inc., a Florida corporation, or any Affiliate or Subsidiary thereof.

5.         UAL Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof.